UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2012
VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

2550 Huntington Avenue
Alexandria, VA	22303-1499
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

    VSE Corporation's Global Division has retained a one-one-year $277 million cost-plus-award-fee, indefinite-delivery, indefinite-quantity contract by the U.S. Naval Sea Systems Command as a result of the U.S. Government Accountability Office (GAO) having denied a protest to the award of the contract to VSE. VSE originally announced the award on October 3rd, 2011 prior to the protest. VSE’s performance of the awarded contract can now proceed.

Item 9.01.                      Financial Statements and Exhibits

         (d)   Exhibits.

Exhibit
Number               Description

99.1              News release dated January 30, 2012 "VSE Corporation Retains U.S. Naval Sea Systems Command 5-Year, $1.5 Billion Contract After GAO Denies Protest."

 The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01 (d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: January 30, 2012	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number               Description

99.1              News release dated January 30, 2012 "VSE Corporation Retains U.S. Naval Sea Systems Command 5-Year, $1.5 Billion Contract After GAO Denies Protest."